Q3 2018 Corporate Overview and Financial Results

Contents and Glossary

3 Important information regarding forward-looking statements and use of non-GAAP financial measures

4 About SVB

8 Q3 2018 overview of results

14 Outlook for 2018

15 Preliminary outlook for 2019

38 Financial performance

39 Interest rate sensitivity

40 Regulatory environment

42 Capital

43 Non-GAAP reconciliations

The following terms are used throughout this presentation to refer to certain SVB-specific metrics:

- **Core Fee Income –** fees from letters of credit, client investments, credit cards, deposit service charges, foreign exchange and lending-related fees, in aggregate. This is a non-GAAP measure. Please see non-GAAP reconciliations at the end of this presentation for more information.
- **Total Client Funds –** the sum of on-balance sheet deposits and off-balance sheet client investment funds.
- **Fixed Income Securities –** Comprised primarily of available-for-sale ("AFS") and held-to-maturity ("HTM") securities held on the balance sheet.

svb

Important information

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance, and are subject to known and unknown risks and uncertainties, many of which may be beyond our control. You can identify these and other forward-looking statements by the use of words such as "becoming," "may," "will," "should," "could," "would," "predict," "potential," "continue," "anticipate," "believe," "estimate," "seek," "expect," "plan," "intend," the negative of such words, or comparable terminology. In this presentation, we make forward-looking statements discussing management's expectations about, among other things: economic conditions; opportunities in the market; outlook on our clients' performance; our financial, credit, and business performance, including potential investment gains, loan growth, loan mix, loan yields, credit quality, deposits, noninterest income, and expense levels; and financial results (and the components of such results) for certain quarters in, and for the full year 2018 and the full year 2019, as well as 2020 and beyond. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we have based these expectations on our current beliefs as well as our assumptions, and such expectations may prove to be incorrect.

We wish to caution you that such statements are just predictions and actual events or results may differ materially, due to changes in economic, business and regulatory factors and trends. Our actual results of operations and financial performance could differ significantly from those expressed in or implied by our management's forward-looking statements. Important factors that could cause our actual results and financial condition to differ from the expectations stated in the forward-looking statements include, among others: deterioration, weaker than expected improvement, or other changes in the state of the economy or the markets in which we conduct business or are served by us (including the levels of IPOs and M&A activities); changes in the volume and credit quality of our loans; the impact of changes in interest rates or market levels or factors affecting or affected by them, especially on our loan and investment portfolios; changes in our deposit levels; changes in the performance or equity valuations of funds or companies in which we have invested or hold derivative instruments or equity warrant assets; variations from our expectations as to factors impacting our cost structure; changes in our assessment of the creditworthiness or liquidity of our clients or unanticipated effects of credit concentration risks which create or exacerbate deterioration of such creditworthiness or liquidity; accounting changes, as required by Generally Accepted Accounting Principles (GAAP); and regulatory, tax or legal changes or their impact on us.

We refer you to the documents the Company files from time to time with the Securities and Exchange Commission, including (i) our latest Annual Report on Form 10-K; (ii) our latest Quarterly Report on Form 10-Q; and (iii) our most recent earnings release filed on Form 8-K. These documents contain and identify important risk factors that could cause the Company's actual results to differ materially from those contained in our projections or other forward-looking statements. All forward-looking statements included in this presentation are made only as of the date of this presentation. We assume no obligation and do not intend to revise or update any forward-looking statements contained in this presentation, except as required by law.

This presentation shall not constitute an offer or solicitation in connection with any securities.

Use of Non-GAAP Financial Measures

To supplement our financial disclosures that are presented in accordance with GAAP, we use certain non-GAAP measures of financial performance (including, but not limited to, non-GAAP core fee income, non-GAAP noninterest income, non-GAAP net gains on investment securities, non-GAAP non-marketable and other securities, non-GAAP noninterest expense and non-GAAP financial ratios) of financial performance. These supplemental performance measures may vary from, and may not be comparable to, similarly titled measures by other companies in our industry. Non-GAAP financial measures are not in accordance with, or an alternative for, GAAP. Generally, a non-GAAP financial measure is a numerical measure of a company's performance that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. A non-GAAP financial measure may also be a financial metric that is not required by GAAP or other applicable requirement.

We believe that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures (as applicable), provide meaningful supplemental information regarding our performance by: (i) excluding amounts attributable to non-controlling interests for which we effectively do not receive the economic benefit or cost of, where indicated, or (ii) providing additional information used by management that is not otherwise required by GAAP or other applicable requirements. Our management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing our operating results and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate a comparison of our performance to prior periods. We believe these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. However, these non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, net income or other financial measures prepared in accordance with GAAP. Under the "Non-GAAP reconciliations" section at the end of this presentation, we have provided reconciliations of, where applicable, the most comparable GAAP financial measures to the non-GAAP financial measures used in this presentation, or a reconciliation of the non-GAAP calculation of the financial measure. Please refer to that section for more information.

svb Q3 2018 Corporate Overview and Financial Results 3

SVB: A unique financial services company 35 years of focus on innovation companies, investors and influencers Strong market position Robust client funds franchise Diversified revenue streams $56B assets Global presence $26B loans $129B total client funds Average balances for Q3'18 Q3 2018 Corporate Overview and Financial Results 4

We serve the global Innovation Economy

Technology + Life Sciences + Healthcare

Accelerator (Early Stage)	Growth	Corp Fin	Investors	Individuals
Revenue <$5M	Revenue $5M-$75M	Revenue >$75M	Private Equity Venture Capital	Private Bank Wealth Management

svb Q3 2018 Corporate Overview and Financial Results 5

Serving innovative companies and the investors and individuals behind them Silicon Valley Bank SVB Capital SVB Private Bank/ Global commercial banking Private venture investing Wealth Advisory for innovators, enterprises expertise, oversight Private banking and investment and investors and fund management strategies for influencers in the innovation ecosystem Q3 2018 Corporate Overview and Financial Results 6

A strong, seasoned management team

- Average tenure of 12 years at SVB
- Diverse experience and skill sets to help direct our growth



Dan Beck

CHIEF FINANCIAL OFFICER
1 year at SVB



Greg Becker

PRESIDENT AND CEO
SVB FINANCIAL GROUP
25 years at SVB



Marc Cadieux

CHIEF CREDIT OFFICER
26 years at SVB



John China

HEAD OF TECHNOLOGY BANKING
22 years at SVB



Phil Cox

HEAD OF EMEA AND
PRESIDENT OF THE UK BRANCH
9 years at SVB



Mike Descheneaux

PRESIDENT
SILICON VALLEY BANK
13 years at SVB



Michelle Draper

CHIEF MARKETING OFFICER
5 years at SVB



Mike Dreyer

CHIEF OPERATIONS OFFICER
2 years at SVB



Chris Edmonds-Waters

CHIEF HUMAN RESOURCES
OFFICER
14 years at SVB



Laura Izurieta

CHIEF RISK OFFICER
2 years at SVB



Michael Zuckert

GENERAL COUNSEL
4 years at SVB

svb
Q3 2018 Corporate Overview and Financial Results
7

StrongQ3'18 Market market Factors tailwinds in 2018 year to date Strong Liquidity Higher Interest Rates Lower Taxes & • Strong VC funding ($84B • Fed Funds +75 bps Regulatory Relief YTD) (March, June and • SVB's effective tax rate • Improving pace of U.S. September) decreased to 25.8%, VC-backed, Tech/Life • 1M LIBOR +70 bps YTD (from 42.0% in FY 2017) Science IPOs 3M LIBOR +70 bps YTD and reflects: • Healthy valuation trends • 5Y Treasury +74 bps YTD ◦ Federal tax cuts in private markets ◦ Tax benefits from share-based comp. • CCAR threshold lifted Q3 2018 Corporate Overview and Financial Results 8

Q3'18 takeaways EPS: $5.10 Net Income: $275 million • Outstanding Growth (vs. Q2'18) • Efficiency ratio: 44.22% – Average total client funds: +7.9% • Return on equity: 22.46% (+164 bps) – Average loans: +5.9% • Stable credit quality – Net interest income: +5.9% • Bank Tier 1 Leverage ratio: 7.82% – Core fee income: +7.0% (+10 bps) • Non-interest expense: +1.2% (vs. Q2'18) • Warrant gains: $34.1M • Investment gains, net of NCI: $25.6M Challenges • Improved momentum in exit markets, but still not back to historical levels • Impact of market liquidity on valuations and loan growth • Achieving right balance of total client fund mix • Market anxiety over escalating global trade/tariff war Q3 2018 Corporate Overview and Financial Results 9

Q3'18 key earnings drivers • +$30.9M of loan and investment interest income from loan growth and higher rates • +$8.6M of core fees due to higher client investment fees driven by higher balances and spreads • $34.1M of equity warrant gains due to positive funding and exit environments for our clients • $25.6M of investment securities gains, net of NCI, due to positive funding and exit environments for our clients • Lower provision due to stable credit quality and increasing mix towards high-quality capital Positive earnings impact earnings Positive call lines • $3.7M of higher noninterest expense ($13.5M of higher compensation and benefits, offset by a $10.3M decrease in professional services expense reflective of the Q2'18 $6.0M write- off of capitalized costs related to CCAR regulatory reform) ◦ Higher compensation and benefits expense consists primarily of: ▪ Higher salaries and wages from increased headcount ▪ Retention incentives paid for key employees ▪ Higher incentive expense from strong full-year expected performance expectations and an increase in average FTEs ▪ Increase in warrant incentive plan expense from strong equity warrant gains Negative earnings impact earnings Negative • $5.2M of higher interest expense from an increase in short-term borrowings to fund loan growth and an increase in interest paid on money market deposits due to market rate adjustments • $4.7M of lower loan fee interest income from decreased levels of loan prepayments Q3 2018 Corporate Overview and Financial Results 10

Quarterly highlights

	Q3'17	Q4'17[1]	Q1'18	Q2'18	Q3'18
Diluted earnings per share	$2.79	$2.19	$3.63	$4.42	$5.10
Net income available to common stockholders	$148.6M	$117.2M	$195.0M	$237.8M	$274.8M
Average assets	$49.8B	$50.8B	$52.4B	$54.4B	$56.5B
Change	*4.7%*	*2.0%*	*3.1%*	*3.8%*	*3.9%*
Average loans	$21.6B	$22.4B	$23.8B	$24.9B	$26.3B
Change	*5.2%*	*4.0%*	*6.1%*	*4.4%*	*5.9%*
Average deposits	$44.0B	$44.8B	$46.1B	$48.0B	$49.1B
Change	*4.5%*	*1.7%*	*3.0%*	*4.0%*	*2.3%*
Average off-balance sheet client investment funds	$53.3B	$57.6B	$64.4B	$71.3B	$79.6B
Change	*8.5%*	*8.1%*	*11.8%*	*10.8%*	*11.6%*
Average fixed income securities	$23.1B	$23.8B	$24.0B	$25.2B	$25.5B
Net interest margin	3.10%	3.20%	3.38%	3.59%	3.62%
Net interest income	$374.0M	$393.7M	$419.9M	$466.4M	$493.2M
GAAP non-interest income	$158.8M	$152.3M	$155.5M	$192.7M	$210.1M
Non-GAAP non-interest income, net of non-controlling interests[2]	$153.2M	$144.5M	$142.5M	$183.2M	$203.4M
Net charge-offs / Average total gross loans (annualized)	0.19%	0.23%	0.15%	0.22%	0.30%
Non-interest expense	$257.8M	$264.0M	$265.4M	$305.7M	$309.4M
Effective tax rate[3]	39.58%	53.54%	27.50%	24.53%	25.75%
Return on average SVBFG stockholders' equity (annualized)	14.59%	11.09%	18.12%	20.82%	22.46%
Return on average assets (annualized)	1.18%	0.92%	1.51%	1.75%	1.93%

1) EPS was impacted $0.80 due to the $37.6M of additional income tax expense due to tax reform and $8.8M of pre-tax losses on AFS security sales in connection with our treasury and tax management objectives.
2) This is a non-GAAP measure. Please see non-GAAP reconciliations at end of this presentation for more information.
3) Our effective tax rate is calculated by dividing income tax expense by the sum of income before income tax expense and net income attributable to noncontrolling interests. Q4'17 included $37.6M of additional income tax expense due to the revaluation of deferred tax assets and investments in low income housing tax credit funds following tax reform.

svb Q3 2018 Corporate Overview and Financial Results 11

Annual highlights

	2014	2015	2016	2017[2,3]	9/30/18 YTD
Diluted earnings per share	$5.31[1]	$6.62	$7.31	$9.20[4]	$13.15
Net income available to common stockholders	$263.9M[1]	$343.9M	$382.7M	$490.5M	$707.6M
Average assets	$33.0B	$40.8B	$44.0B	$48.4B	$54.4B
Change	*42.0%*	*23.9%*	*7.7%*	*10.0%*	*12.5%*
Average loans	$11.5B	$14.8B	$18.3B	$21.2B	$25.0B
Change	*23.0%*	*28.3%*	*23.8%*	*15.7%*	*18.2%*
Average deposits	$28.3B	$36.3B	$38.8B	$42.7B	$47.7B
Change	*44.4%*	*28.2%*	*6.8%*	*10.3%*	*11.7%*
Average off-balance sheet client inv. funds	$30.0B	$39.2B	$43.4B	$51.5B	$71.8B
Change	*24.0%*	*30.6%*	*10.5%*	*18.8%*	*39.3%*
Average fixed-income securities	$16.6B	$22.3B	$21.5B	$22.4B	$24.9B
Net interest margin	2.81%	2.57%	2.72%	3.05%	3.53%
Net interest income	$856.6M	$1,006.4M	$1,150.5M	$1,420.4M	$1,379.5M
GAAP non-interest income	$572.2M	$472.8M	$456.6M	$557.2M	$558.3M
Non-GAAP non-interest income , net of non-controlling interests[5]	$352.5M	$441.1M	$448.5M	$527.8M	$529.1M
Net charge-offs / Average total gross loans (annualized)	0.32%	0.30%	0.46%	0.27%	0.22%
Non-interest expense	$700.7M	$780.0M	$859.8M	$1,010.7M	$880.6M
Effective tax rate[6]	41.02%	39.95%	39.55%	42.02%	25.84%
Return on average SVBFG stockholders' equity (annualized)	10.46%1	11.18%	10.90%	12.38%	20.56%
Return on average assets (annualized)	0.80%[1]	0.84%	0.87%	1.01%	1.74%

1) Includes post-tax net loss of $11.4M related to the sale of our SVBIF entity in India
2) Included in diluted earnings per common share and net income available to common stockholders in 2017 and 2018 are tax benefits recognized associated with the adoption of Accounting Standards Update 2016-09, Improvements to Employee Share-Based Payment Accounting in the first quarter of 2017. This guidance was adopted on a prospective basis with no changes to prior period amounts.
3) In Q1'17 we revised prior periods' presentation of noninterest expense to conform to the current period presentation, which reflect our provision for loan losses and provision for unfunded credit commitments together as our "provision for credit losses". In prior periods' presentation, our provision for unfunded credit commitments were reported as a component of noninterest expense. All prior periods have been revised to reflect this change.
4) EPS was impacted $0.80 due to the $37.6M of additional income tax expense due to tax reform and $8.8M of losses on AFS security sales in connection with our treasury and tax management objectives.
5) Non-GAAP noninterest income, net of non-controlling interests is a non-GAAP measure. Please see non-GAAP reconciliations at end of this presentation for more information
6) Our effective tax rate is calculated by dividing income tax expense by the sum of income before income tax expense and net income attributable to noncontrolling interests. Included in 2017 is $37.6M of additional income tax expense due to the revaluation of deferred tax assets and investments in low income housing tax credit funds following tax reform.

svb Q3 2018 Corporate Overview and Financial Results 12

Key performance indicators



Avg. Loans, net of unearned income
$ Billions
$30
$25
$20
$15
$10
$5
$0
$11.5
$14.8
$18.3
$21.2
$25.0
2014
2015
2016
2017
YTD 9/30/18



Avg. Total Client Funds
Avg. client funds
Avg. deposits
$ Billions
$150
$100
$50
$0
$58.3
$28.3
$30.0
$75.5
$36.3
$39.2
$82.2
$38.8
$43.4
$94.2
$42.7
$51.5
$119.5
$47.7
$71.8
2014
2015
2016
2017
YTD 9/30/18



Net Interest Margin
5%
4%
3%
2%
1%
0%
2.81%
2.57%
2.72%
3.05%
3.53%
2014
2015
2016
2017
YTD 9/30/18



Net Interest Income
$ Millions
$1,500
$1,000
$500
$0
$857
$1,006
$1,151
$1,420
$1,380
2014
2015
2016
2017
YTD 9/30/18



Core Fee Income
$ Millions
$400
$300
$200
$100
$0
$210
$265
$316
$379
$370
2014
2015
2016
2017
YTD 9/30/18



Noninterest Expense
$ Millions
$1,200
$1,000
$800
$600
$400
$200
$0
$701
$780
$860
$1,011
$881
2014
2015
2016
2017
YTD 9/30/18

svb
Q3 2018 Corporate Overview and Financial Results
13

Assumes nointerest rate increases 2019 5) 4) 3) 2) 1) 2018 full-year outlook Allowance for loanlossesfor totalgross Non-performing loans/total grossloans Non-performing performing loansasa%oftotalgross performing Outlook doesnotassumeanyfuturerateincreases change, andactualresultsmaydiffer, basedonourperformancerelativetointernaltargets. Our outlookfornoninterestexpenseispartlybasedonmanagement's currentforecastofperformance-basedincentivecompensationexpenses.Suchforecastsaresubjectto investors. See"UseofNon-GAAP Financial Measures"attheendofourquarterlyearningsreleaseforfurtherinformationregardingcalculationandlimitationsthismeasure. noninterest expenseforfiscal2017isincludedinthispresentation, aswebelievesuchreconciliationwouldimplyadegreeofprecisionthatbeconfusingormisleadingto presented withoutunreasonable efforts, noreconciliationfortheoutlookofnon-GAAP noninterestexpense(excludingexpenses relatedtononcontrollinginterests)GAAP to noncontrollinginterests. As weareunabletoquantifysuch line itemsthatwouldberequiredtoincludedinthecomparable GAAP financialmeasureforthefutureperiod Noninterest expense(excludingexpenses relatedtononcontrollinginterests)isanon-GAAP measure,whichrepresentsnoninterestexpense,but excludesexpensesattributable release forfurtherinformationregarding thecalculationandlimitationsofthismeasure. believe suchreconciliationwould implyadegreeofprecisionthatwouldbeconfusingormisleading toinvestors.See"UseofNon-GAAP Financial Measures"attheendofthis presented withoutunreasonable efforts, noreconciliationfortheoutlookofnon-GAAP corefeeincometoGAAP noninterestincomeforfiscal2017isincludedinthisrelease, aswe conditions beyondourcontrol. As weareunabletoquantifysuch lineitemsthatwouldberequiredtoincludedinthecomparable GAAP financialmeasureforthefutureperiod Core feeincomeisanon-GAAP measure,whichrepresentsnoninterestincome, butexcludescertainlineitemswhereperformanceistypically subject tomarketorother described under the section"Forward-LookingStatements". cash intoinvestment securities.Suchforecastsare subjecttochange,andactualresults maydiffer, basedonmarketconditions, actualprepaymentratesand otherfactors Our outlookfornet interestincomeandnet marginisbasedprimarilyonmanagement's currentforecastofaverage depositandloanbalances anddeploymentofsurplus expenses relatedtonon-controlling 2. 1. Non-interest expense (excluding expenses Non-interest expense (excluding Q3 2018 Non-GAAP measure assumptions and forecastsregardingthisoutlook. As of related tonon-controlling interests) Net loancharge-offs Net interestincome Net interestmargin Effective Tax Rate 10/25/2018 Average deposits Business Driver performing loans performing Core fee income Corporate andFinancial Results Overview Average loans Preliminary interests) Net loancharge-offs Net interestincome assumesnorate increases,pleaseseeourmost recentFinancialReleaseandearnings calltranscriptforcomplete informationonmanagement's Business Driver Average deposits Core fee income Average loans 2 2 Between 0.20% and0.40% ofavg. 2018 FullYear Outlookvs. 2017 Increase atapercentage ratein Increase atapercentage ratein Increase atapercentage ratein Increase atapercentage ratein Increase atapercentage ratein Between 0.40% and0.60% of Between 26.0% and28.0% Between 3.55% and3.65% Comparable to2017 levels outlook Full Year Results total grossloans total grossloans the lowtwenties the midthirties the midthirties the midteens the lowteens 1 2018 FullYear Outlookvs. 2017 Full Increase atapercentage ratein Increase atapercentage ratein Increase atapercentage ratein Increase atapercentage ratein Increase atapercentage ratein Between 0.30%-0.50% ofavg. (as of the highteenstolowtwenties the mid-teenstohighteens Outlook increased Outlook increased Outlook increased the lowdoubledigits the highsingledigits total grossloans 10/25/2018 Year Results the mid-teens Change from7/26/18 to mid thirties frompreviousoutlookof tomidthirties tolowtwentiesfrompreviousoutlook tomidteensfromprevious outlookof of highteens low thirties No change No change No change No change No change No change No change low teens ) 14 SVB 2014 4:3

Assumes nointerest rate increases 2019 5) 4) 3) 2) 1) Non-interest expense (excluding expenses relatedto 2019 Outlook doesnotassumeanyfuturerateincreases change, andactualresultsmaydiffer, basedonourperformancerelativetointernaltargets. Our outlookfornoninterestexpenseispartlybasedonmanagement's currentforecastofperformance-basedincentivecompensationexpenses.Suchforecastsaresubjectto investors. See"UseofNon-GAAP Financial Measures"attheendofourquarterlyearningsreleaseforfurtherinformationregardingcalculationandlimitationsthismeasure. noninterest expenseforfiscal2017isincludedinthispresentation, aswebelievesuchreconciliationwouldimplyadegreeofprecisionthatbeconfusingormisleadingto presented withoutunreasonable efforts, noreconciliationfortheoutlookofnon-GAAP noninterestexpense(excludingexpenses relatedtononcontrollinginterests)GAAP to noncontrollinginterests. As weareunabletoquantifysuch line itemsthatwouldberequiredtoincludedinthecomparable GAAP financialmeasureforthefutureperiod Noninterest expense(excludingexpenses relatedtononcontrollinginterests)isanon-GAAP measure,whichrepresentsnoninterestexpense,but excludesexpensesattributable release forfurtherinformationregarding thecalculationandlimitationsofthismeasure. believe suchreconciliationwould implyadegreeofprecisionthatwouldbeconfusingormisleading toinvestors.See"UseofNon-GAAP Financial Measures"attheendofthis presented withoutunreasonable efforts, noreconciliationfortheoutlookofnon-GAAP corefeeincometoGAAP noninterestincomeforfiscal2017isincludedinthisrelease, aswe conditions beyondourcontrol. As weareunabletoquantifysuch lineitemsthatwouldberequiredtoincludedinthecomparable GAAP financialmeasureforthefutureperiod Core feeincomeisanon-GAAP measure,whichrepresentsnoninterestincome, butexcludescertainlineitemswhereperformanceistypically subject tomarketorother described under the section"Forward-LookingStatements". cash intoinvestment securities.Suchforecastsare subjecttochange,andactualresults maydiffer, basedonmarketconditions, actualprepaymentratesand otherfactors Our outlookfornet interestincomeandnet marginisbasedprimarilyonmanagement's currentforecastofaverage depositandloanbalances anddeploymentofsurplus 2. 1. Non-interest expense (excluding expenses Q3 2018 Key Challenges Non-GAAP measure management's assumptions andforecastsregarding thisoutlook. As of related tonon-controlling interests) • • • 10/25/2018 Corporate andFinancial Results Overview Market anxiety (rising interestrates,slowing globaleconomies,Market etc.) (rising anxiety Impact ofabundant market liquidityon technologyloangrowth Competition frombanks andnon-banks Preliminary non-controlling interests) preliminary Net loancharge-offs Net interestincome (subjecttochange), assumesnorateincreases, please seeourmostrecentFinancial Releaseandearningscalltranscript forcompleteinformation on Net loancharge-offs Business Driver Net interestincome Average deposits Core fee income Average deposits Core fee income Average loans Business Driver Average loans 2 2 outlook outlook 2018 FullYear Outlookvs. 2017 Full 2019 FullYear Outlookvs. 2018FullYear Expected Increase atapercentage ratein Increase atapercentage ratein Increase atapercentage ratein Increase atapercentage ratein Increase atapercentage ratein Between 0.30%-0.50% ofavg. (as of the highteenstolowtwenties 1 the mid-teenstohighteens Between 0.20% and0.40% ofavg. Increase atapercentage ratein Increase atapercentage ratein Increase atapercentage ratein Increase atapercentage ratein Increase atapercentage ratein the lowdoubledigits the highsingledigits total grossloans 10/25/2018 Year Results the mid-teens the highsingledigits total grossloans the highteens the midteens the midteens the midteens Results ) 15 SVB 2014 4:3

Investing to improve operating leverage and support our growth

Through systems, tools, processes, analytics and people

Enhance Client Experience	Improve Employee Enablement	Enhance Risk Management	Drive Scalable Long-term Growth	Drive Revenue Growth
Enable us to engage with clients in more meaningful ways Streamline and speed key processes, such as onboarding	Help employees optimize their performance Minimize time spent on non-value add activities	Support timely, effective resolution of issues across the organization Enhance data quality and governance frameworks	Optimize cost efficiencies Improve efficiency of growth over long term	Expand product offerings to address evolving client needs Improve product penetration across the platform Extend platform to Germany and Canada Expand Private Bank and Wealth Advisory

Target Outcomes

- Expanded product offerings with new opportunities for **revenue growth**
- **Improved operating leverage** through transformation of key business processes and implementation of scalable solutions
- **Lower expense growth rate in 2020 and beyond**

svb Q3 2018 Corporate Overview and Financial Results 16

Q3'18 Healthcare and Private Bank Healthcare andPrivate Equity, by Private primarily driven Growth Life Science/ Q3 2018 Corporate andFinancial Results Overview Billions $ $ $ $ : Average loansgrew 2 3 2 1 0 0 5 5 Q $ $ 2 2 3 1 2 ' 1 . . 6 2 7 A v e r a g Q $ $ e 2 2 4 l 2 o 3 ' 1 . . a 4 1 7 n s $ Q $ 2 2 1 4 3 ' 1 P . . 8 8 6 e 5.9% r i o d - e n $ Q $ d 2 2 2 l 6 4 ' o 1 . . a 0 9 8 n s Q $ $ 2 2 3 6 7 ' 1 . . 5 8 3 17 SVB 2014 4:3

A diversified loan portfolio

Gross Loans: $27.7 billion[1,2]



Private Bank
$3.0
11%
Other
$0.4
1%
Wine
$0.9
3%
Software/
Internet
$6.3
23%
Hardware
$1.3, 5%
Life Science/
Healthcare
$2.4, 9%
Private Equity/
Venture Capital[3]
$13.4
48%

Technology and Life Science/Healthcare Only[1]
$10.0 billion (37% of Gross Loans)



Early Stage
$1.6 (6%)
Non-Early Stage
$1.4 (5%)
Investor-dependent 1
Revenue: $0-$5M
Investor-dependent 2
Revenue >$5M
Balance Sheet
$2.4 (9%)
Balance-sheet dependent
covered by current assets; $1.0B is asset-based lending
Sponsored Buyout
$2.2 (8%)
Other
$2.4 (9%)
Cash flow dependent 1
Cash flow dependent 2
Cash flow and hybrid

1) As of 9/30/2018; gross loans do not include deferred fees and costs.
2) Private Bank includes loans designated as Consumer Loans (including real estate secured loans) in our earnings releases and our Form 10-K and 10-Q reports.
3) Primarily capital call lines of credit

svb Q3 2018 Corporate Overview and Financial Results 18

Our loan portfolio has evolved over time • Private Equity has driven the majority of recent growth, although we have seen growth in all niches • Our Private Equity portfolio has historically been characterized by lower yields (relative to the rest of our portfolio) and high credit quality Loans, net of unearned income o 12% i l $30 12% o f 11% $27.5 t r 10% $26.0 o $24.6 $1.3 p $25 10% n 9% 9% $23.1 $1.3 $2.3 a $1.3 $2.1 o 8% 8% $1.2 $3.0 l $19.9 $1.9 f $20 $1.8 $2.9 8% o $2.7 s $1.2 $16.7 $2.6 % n $1.9 $6.3 s o a i $14.4 $6.2 l $15 $1.1 6% l $2.2 $6.2 s i $1.7 $6.2 6% 6% 6% n B $1.1 $10.9 $1.3 $1.8 a o $10 $8.9 $1.3 $5.6 4% l $1.2 e $7.0 $1.2 $5.4 g $1.1 $1.0 $5.0 a $5.5 $5.5 $1.1 $12.2 $13.4 t $4.5 $0.8 $11.2 s $5 $4.1 $10.0 2% - $0.7 y $3.3 $7.7 l $0.6 $2.5 $4.6 $5.5 r $1.7 $1.4 $1.8 a $2.4 E $0 $1.1 $0.9 $1.0 $1.1 $1.7 0% 08 09 10 11 12 13 14 15 16 17 18 18 18 20 20 20 20 20 20 20 20 20 20 31/ 0/ 0/ 3/ 6/3 9/3 Private equity/venture capital Hardware Software/internet Premium wine Private Bank Other Life science/healthcare Early-stage loans as % of loan portfolio Q3 2018 Corporate Overview and Financial Results 19

Large loan concentration in Private Equity capital call lines, which have a history of zero credit losses Capital call lines have maturities of less than a year and are secured by contractual capital commitments and the invested assets of the fund borrowers. Gross loans to any single client equal to or greater than $20 million $13.9 $14 $12 $10.5 $2.3 $10 $8.9 s n $8 $2.2 o $6.8 i l l $6.2 i $1.9 B $6 $4.3 $1.9 $9.5 $4 $3.2 $1.9 $6.8 $2.1 $5.3 $2 $1.6 $1.3 $1.0 $1.3 $1.1 $3.1 $3.6 $0.7 $1.0 $1.5 $0 $0.5 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 9/30/18 Private equity/venture capital Private Bank Software/internet Premium wine Life science/healthcare Other Hardware Q3 2018 Corporate Overview and Financial Results 20

Q3'18: Net interest income grew 5.9%

Higher average loan and investment balances and higher interest rates drove net interest income increase



$600
$400
$200
$0
Millions
9%
6%
3%
0%
5.70%
2.00%
$95.2
$496.1
3.62%
2.25%
Q3'08
Q3'09
Q3'10
Q3'11
Q3'12
Q3'13
Q3'14
Q3'15
Q3'16
Q3'17
Q3'18
Net interest income*
Net interest margin
Federal Funds target rate

* Net interest income is presented on a fully taxable equivalent basis to consistently reflect income from taxable loans and securities and tax-exempt securities based on the federal statutory tax rate of 35 percent for periods prior to 2018 and 21 percent for 2018 svb Q3 2018 Corporate Overview and Financial Results 21

Higher rates driving continued margin improvement



10%
5%
0%
Interest Rates/Yields
50%
25%
0%
PE/VC % of Loan Portfolio
48.30%
5.31%*
4.48%
3.62%
2.50%
2.25%
Q3'08
Q3'09
Q3'10
Q3'11
Q3'12
Q3'13
Q3'14
Q3'15
Q3'16
Q3'17
Q3'18
Net interest margin
Loan yield
Private Equity/Venture Capital
Federal Funds target rate
1 Month LIBOR
3 Month LIBOR

* Consolidated loan yields have been impacted by the change in the mix of our loan portfolio to PE/VC loans, which have lower loan yields in comparison to Technology and Life Science lending.

svb Q3 2018 Corporate Overview and Financial Results

22

Q3'18: Credit quality remained stable

- Provision for credit losses of $17.2M (vs. $29.1M in Q2)
- Allowance for loan losses/total gross loans: at 1.03% (vs. 1.10% in Q2)



Non-performing loans
Millions
$150
$100
$50
$0
$125.4M
$119.5M
$116.7M
$125.3M
$115.3M
0.56%
0.51%
0.47%
0.48%
0.42%
1.0%
0.5%
0.0%
Q3'17
Q4'17
Q1'18
Q2'18
Q3'18
Non-performing loans/total gross loans
Total non-performing loans



Net charge-offs
Millions
$25
$20
$15
$10
$5
$0
$10.5M
$12.9M
$8.8M
$13.5M
$20.0M
0.19%
0.23%
0.15%
0.22%
0.30%
0.6%
0.4%
0.2%
0.0%
Q3'17
Q4'17
Q1'18
Q2'18
Q3'18
Net charge-offs/average total gross loans (annualized)
Net charge-offs

Q3 2018 Corporate Overview and Financial Results
23

History of high credit quality; resilience through market cycles

(2000: Dot-com bust)
Five non-dot-com loans drove increase in NCOs

(2008-2009: Financial Crisis)
Five problem loans drove short-lived spike in NPLs and NCOs

NPLs elevated since Q2'15 primarily due to four Sponsored Buyout loans (two were resolved in 2016), one new Corporate Finance loan added in 2016 and two Growth practice loans added in 2017



4%
3%
2%
1%
0%
-1%
3.32%
1.07%
1.57%
2.64%
$115.3
0.42%
0.22%
$150
$100
$50
$0
Millions
Post-crisis NCOs remain below 50 bps
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
YTD 9/30/18
Non-performing loans
Non-performing loans as % of total gross loans
Net charge-offs as % of average total gross loans (annualized)

svb
Q3 2018 Corporate Overview and Financial Results
24

A high quality balance sheet[1]



Non-marketable securities[3] (VC Investments)
$0.9, 1%
Fixed income securities (AFS)
$9.1
16%
Net loans[2]
$27.2
47%
Fixed income securities (HTM)
$15.9
27%
Cash
$3.8
7%
Other
$1.2, 2%

Period-end assets: $58.1B



Borrowings
$3.3
6%
Other
$1.2
2%
Interest-bearing deposits
$8.1
15%
Non-interest-bearing deposits
$40.5
76%

Period-end liabilities: $53.1B

1) Balances as of 9/30/2018
2) Net loans represents gross loans net of the allowance for loan losses and unearned interest income. Gross loans at 9/30/2018 were $27.7B
3) Non-marketable securities net of non-controlling interests were $765 million. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of presentation for more information.

svb Q3 2018 Corporate Overview and Financial Results

25

Robust balance sheet growth Billions Strong growth inloansandsecurities Strong growth $ $ $ $ $ $ Q3 2018 4 6 5 2 3 $ 1 0 0 0 0 0 0 0 Corporate andFinancial Results Overview $ 2 3 0 9 1 . 4 3 Other assets Net loans VC-relatedNon-marketable (primarily investments) securities securities Held-to-maturity Available-for-sale securities $ 2 4 0 4 1 . 5 7 Assets $ 2 4 0 4 1 . 6 7 $ 2 5 0 1 1 . 7 2 9 $ / 3 5 0 8 / . 1 1 8 Billions Non-interest-bearing deposits= Non-interest-bearing $ $ $ $ $ $ 4 6 5 2 3 $ 1 0 0 0 0 0 0 0 83% $ 2 3 0 5 1 . 4 3 oftotaldeposits Non-interest-bearing deposits Non-interest-bearing Other liabilities Interest-bearing deposits Interest-bearing Borrowings $ 2 4 0 1 1 Liabilities . 5 4 $ 2 4 0 0 1 . 6 9 $ 2 4 0 6 1 . As of 7 9 9 9/30/2018 / $ 3 5 0 3 / . 1 1 8 26 SVB 2014 4:3

Billions A high quality investment portfolio • • • $ $ $ 2 $ 1 $ 1 Q3 2018 0 0 0 5 5 Agency-issued rate collateralized residentialmortgage-backed –variable securities Agency-issued collateralized residentialmortgage-backed –fixed securities rate U.S. agencydebentures U.S. Treasury securities Available lines ofcreditinplaceliquidity toprovideshort-term U.S. Treasuries make up Liquid, fixed-income primarily adurationof3.9years with portfolio $ Corporate andFinancial Results Overview 2 1 0 3 A 1 . 4 v 5 a i l a b $ 2 l 1 e 0 6 - 1 f . o 5 4 r - S a l $ 2 e 1 0 S 2 1 . e 6 6 c u r i t i $ 2 e 1 0 s 1 1 . 7 1 9 22% / $ 3 9 0 . / 1 1 8 ofinvestment portfolio Billions $ $ $ 2 $ 1 $ 1 0 0 0 5 5 Municipal bondsandnotes Agency-issued residentialmortgage-backed securities Agency-issued commercial mortgage-backed securities 2 $ 0 7 1 . 4 H 4 e l d - t 2 o $ 0 - 8 M 1 . 8 5 a t u r i t y 2 $ 0 8 S 1 e . 4 6 c u r i t i e $ 2 s 1 0 2 1 . 7 7 As of 9 9/30/2018 $ / 3 1 0 5 . / 9 1 8 27 SVB 2014 4:3

Benefits of a liquid, fixed-income portfolio in a rising rate environment

- **Since Q3'17, average portfolio cash flows of $1.3B per quarter**
- **Reinvestment yields significantly higher than portfolio run-off yields**
- **Excess cash flows reinvested in mortgage-backed securities and municipal bonds**



Fixed income portfolio cash flows, run-off yields and reinvestment yields by quarter
Billions
$4
$3
$2
$1
$0
4%
3%
2%
1%
0%
2.5%
3.2%
3.5%
3.6%
3.5%
1.6%
1.3%
1.6%
1.7%
1.9%
$1.2
$1.3
$1.4
$1.3
$1.3
Q3'17
Q4'17
Q1'18
Q2'18
Q3'18
Fixed income cash flows
Weighted avg. yield of purchases
Weighted avg. yield of cash flows

svb Q3 2018 Corporate Overview and Financial Results 28

Q3'18: Average total client funds grew 7.9%

- Healthy funding and exit activity for our clients drove client funds growth
- Client investment funds growth (11.6%) outstripped deposit growth (2.3%)
- Deposit beta remained low at 25 percent
- Total deposit costs increased 7 bps due to deposit growth initiatives, representing $1.8 million in additional interest expense



Average Total Client Funds
Billions
$150
$125
$100
$75
$50
$25
$0
$97.3
$102.4
$110.5
$119.3
$128.7
$53.3
$57.6
$64.4
$71.3
$79.6
$36.6
$37.0
$38.0
$39.8
$40.6
$7.5
$7.8
$8.2
$8.2
$8.5
Q3'17
Q4'17
Q1'18
Q2'18
Q3'18
Average interest-bearing deposits
Average noninterest-bearing deposits
Average off-balance sheet client funds



Yield/Rate
0.5%
0.4%
0.3%
0.2%
0.1%
0.0%
0.12%
0.13%
0.20%
0.17%
0.18%
0.12%
0.12%
0.31%
0.38%
Q3'17
Q4'17
Q1'18
Q2'18
Q3'18
Cost of deposits
Spread on client investment fees

Q3 2018 Corporate Overview and Financial Results
29

Robust client liquidity over past 5 years

Strong venture-capital and private equity funding, solid exit activity for our clients, and healthy pace of new core client acquisition (especially early-stage and private equity clients), have driven client funds growth



Average Total Client Funds
Billions
$140
$120
$100
$80
$60
$40
$20
$0
$58.4
$75.5
$82.2
$94.3
$119.6
$30.0
$39.2
$43.4
$51.5
$71.8
$20.4
$27.8
$31.2
$35.2
$39.5
$7.9
$8.5
$7.6
$7.5
$8.3
2014
2015
2016
2017
YTD 9/30/18
Average interest-bearing deposits
Average noninterest-bearing deposits
Average off-balance sheet client funds



Yield/Rate
0.35%
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
0.15%
0.06%
0.07%
0.12%
0.30%
0.05%
0.06%
0.07%
0.11%
0.17%
2014
2015
2016
2017
YTD 9/30/18
Cost of deposits
Spread on client investment fees

svb
Q3 2018 Corporate Overview and Financial Results
30

Expanding international business activity

$3.0B international loans*

$11.5B international deposits*

Location	Description	Year opened
U.K.	Full service branch	2012
Israel	Business development and representative office	2008
China	Business development office (Beijing)	2005
	SPD Silicon Valley Bank (joint venture, offices in Beijing, Shanghai, Shenzhen)	2012
Hong Kong	Representative office	2013
Germany	Business development and representative office	2018
Canada	Branch application in progress	TBD

* Includes average loan and deposit balances for international operations in U.K., Israel and Asia for Q3'18; this is a management segment view and does not tie to regulatory definitions for foreign exposure svb Q3 2018 Corporate Overview and Financial Results 31

Net warrant gains have more than offset early-stage charge-offs over time


Aggregate warrant gains net of early-stage losses
(2002 - 2018)
$200
$150
$100
$50
$0
-$50
-$100
Millions
$162M
$(3)
$8
$3
$0
$3
$22
$23
$11
$7
$37
$19
$46
$71
$71
$38
$55
$72
$(13)
$(1)
$(2)
$(7)
$(10)
$(16)
$(58)
$(23)
$(1)
$(21)
$(26)
$(30)
$(12)
$(45)
$(35)
$(24)
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
YTD 9/30/18
Net gains on equity warrant assets
Early-stage net charge-offs
Cumulative net gains (warrants less early-stage NCOs)

Q3 2018 Corporate Overview and Financial Results
32

Investment securities and warrant gains[1]



$140
$120
$100
$80
$60
$40
$20
Millions
$30.7
$57.3
$43.4
$35.4
$48.1
$71.0
$71.0
$37.9
$54.6
$72.4
2014
2015
2016
2017
YTD 9/30/18
Net gains on equity warrant assets
Non-GAAP net gains on investment securities net of non-controlling interests[2]



$55
$45
$35
$25
$15
$5
-$5
Millions
$9.7
$8.0
$26.4
$25.6
$24.9
$12.1
$19.2
$19.1
$34.1
-$3.8 [3]
Q3'17
Q4'17
Q1'18
Q2'18
Q3'18
Net gains on equity warrant assets
Non-GAAP net gains (losses) on investment securities net of non-controlling interests[2]

1. The gains (or losses) from investment securities from our nonmarketable and other equity securities portfolio as well as our equity warrant assets resulting from changes in valuations (fair values) are currently unrealized, and the extent to which such gains (or losses) will become realized is subject to a variety of factors, including among other things, performance of the underlying portfolio companies, investor demand for IPOs, fluctuations in the underlying valuation of these companies, levels of M&A activity, and legal and contractual restrictions on our ability to sell the underlying securities.
2. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of presentation for more information.
3. During the first quarter of 2018 losses on investment securities net of non-controlling interests included $22.2 million of losses from the sales of shares from our exercised Roku equity warrants. The total net gains from our investment in Roku were nearly $46 million.

svb Q3 2018 Corporate Overview and Financial Results 33

Q3'18: Core fee income grew 7.0%

Strong growth driven primarily by higher client investment fees due to higher client fund balances and rate increases



$150
$100
$50
$0
Millions
$72.7
$76.5
$74.5
$80.5
$84.6
$82.6
$87.3
$102.7
$106.4
$115.0
$123.1
$131.7
$8
$29
$10
$19
$23
$34
$8
$36
$11
$20
$24
$33
Q4'15
Q1'16
Q2'16
Q3'16
Q4'16
Q1'17
Q2'17
Q3'17
Q4'17
Q1'18
Q2'18
Q3'18
Foreign exchange fees
Credit card fees
Deposit service charges
Lending related fees
Client investment fees
Letters of credit/Standby LOC

svb Q3 2018 Corporate Overview and Financial Results 34

A history of strong core fee income growth

- Strong FX volume growth in 2017 partially offset by lower competitive spreads
- Higher client investment fee growth in recent quarters due to higher client investment fund balances and rate increases



Millions
$400
$300
$200
$100
$0
$210
$265
$316
$379
$29
$56
$43
$59
$77
$116
$370
$25
$89
$31
$56
$69
$101
2014
2015
2016
2017
YTD 9/30/18
Foreign exchange fees
Credit card fees
Deposit service charges
Lending related fees
Client investment fees
Letters of credit/Standby LOC

svb Q3 2018 Corporate Overview and Financial Results 35

Performance and growth driving non-interest expense Revenue and growth investment initiatives: • Client experience • People (staffing, enablement, performance-based incentive compensation) • Infrastructure improvements (banking, risk & compliance) Compensation and Benefits Expense Other Noninterest Expenses 2,623 2,396 2,225 $404 2,004 1,815 $606 $346 $338 $185 $543 $120 $514 $307 $474 $153 $291 $150 $105 $91 s $409 $138 $42 s $97 n $77 n o i o l $121 $36 i l $40 $48 l i $145 l i M $120 $155 $40 $40 $41 M $40 $ $122 $30 $72 $101 $277 $35 $58 $244 $235 $66 $214 $50 $52 $187 $122 $112 $94 $83 $95 2014 2015 2016 2017 YTD 9/30/18 2014 2015 2016 2017 YTD 9/30/18 Salaries/wages and other Incentive comp. plans employee comp. Professional svcs. Premises & equip. Other employee Avg. full-time equivalent Net occupancy Business dev. incentives/benefits employees Other expenses* * Includes costs for FDIC and state assessments, correspondent bank fees, lending and other client-related processing, telephone, data processing and Q3 2018 Corporate Overview and Financial Results other expenses; please see our quarterly filings for more information. 36

Efficiency ratio has trended down over time, driven by strong revenue growth



Billions
$2.0
$1.5
$1.0
$0.5
$0.0
60%
56%
52%
48%
44%
$1.2
$0.7
56.3%
$1.4
$0.8
53.8%
$1.6
$0.9
53.7%
$2.0
$1.0
51.8%
$1.9
$0.9
46.0%
2014
2015
2016
2017
YTD 9/30/18
Non-GAAP taxable equivalent revenue, net of non-controlling interests*
Non-GAAP non-interest expense, net of non-controlling interests*
Non-GAAP operating efficiency ratio

* These are non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information. Non-GAAP non-interest expense net of non-controlling interests and non-GAAP efficiency ratio exclude the impact of non-controlling interests.

svb Q3 2018 Corporate Overview and Financial Results 37

Above-peer return on average equity

Increase in 2018 ROE YTD primarily due to strong balance sheet growth, higher interest rates and lower taxes



20%
10%
0%
10.46%
8.98%
11.18%
8.17%
10.90%
8.83%
12.38%
9.77%
20.56%
12.67%
2014
2015
2016
2017
YTD 9/30/18[2]
SVB ROE
Peers[1]

1. "Peers" refers to peer group as reported in our proxy statements specific to the years reported and are subject to change on an annual basis. Peer ROE is the average of our peer group based on the most recent data from SNL Financial.

2. Annualized

Q3 2018 Corporate Overview and Financial Results

38

We expect rising rates to benefit us significantly, with less downside rate sensitivity We estimate that each 25 bps increase in short-term rates to contribute approximately $65 million to Net Interest Income* % Change in Base Case Drivers Changes in Net Interest Income 1) Impact of short-term rate changes on: market as of interest rates • Reinvestment cash flow from fixed (basis points) 12/31/2017 9/30/2018 income securities • Variable rate loans and investments +100 13.3% 12.7% 2) Balance sheet growth and -100 (15.7)% (12.9)% composition: • Large non-interest bearing deposit Primary benchmark indices: funding base • Federal Funds target rate • Strong loan growth in 2018 • 1-month LIBOR • 3-month LIBOR * As reported in our sensitivity analysis included in our Q3'18 Form 10-Q reports pursuant to applicable SEC requirements; these estimates are reported on a pre-tax basis and are based on a static balance sheet and assumptions as of September 30, 2018. Actual results may differ. Simulations used to analyze interest rate sensitivity may differ from actual results due to, among other things: differences in timing, frequency, and magnitude of changes in market rates; impact of competition; fluctuating business conditions and impact of strategies taken by management to mitigate these risks. Q3 2018 Corporate Overview and Financial Results 39

Complex regulatory environment As a growing global, commercial bank with a holding company structure, we face a complex regulatory landscape. We have ongoing investments in regulatory and compliance infrastructure -- people, processes and systems -- with focus on the following areas: • Program enhancements in areas including ◦ Risk Management ◦ BSA/AML ◦ Compliance • Current Expected Credit Loss (CECL) implementation Q3 2018 Corporate Overview and Financial Results 40

We are well capitalized: SVBFG capital ratios[1]

	2014	2015	2016	2017	Q1'18	Q2'18	Q3'18
CET 1 risk-based capital	-	12.28%	12.80%	12.78%	12.87%	12.92%	13.28%
Tier 1 risk-based capital	12.91%	12.83	13.26	12.97	13.06	13.10	13.45
Total risk-based capital	13.92	13.84	14.21	13.96	13.99	14.03	14.34
Tier 1 leverage	7.74	7.63	8.34	8.34	8.67	8.81	8.99
Tangible common equity to tangible assets[2]	7.15	7.16	8.15	8.16	8.25	8.34	8.47
Tangible common equity to risk-weighted assets[2]	12.93	12.34	12.89	12.77	12.65	12.68	13.00

1) All ratios, except TCE/TA and TCE/RWA, are as reported in our most recent bank holding company consolidated reports on Form FR Y-9C. TCE/TA and TCE/RWA ratios are as reported in our most recent quarterly earnings releases.
2) These are non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information.

svb Q3 2018 Corporate Overview and Financial Results 41

We are well capitalized: bank capital ratios[1]

- Pressure on Tier 1 Leverage ratio from exceptional deposit and total asset growth in 2014 and 2015
- Down-streaming of capital from holding company (Q2'14 $435M common equity raise and Q1'15 $350M debt raise) increased bank capital ratios across the board
- Strong Bank earnings resulted in $40M of dividends from Bank to SVBFG in Q3'18, $30M in Q2'18, $25M in Q1'18, $90M in 2017 and $40M in 2016

	2014	2015	2016	2017	Q1'18	Q2'18	Q3'18
CET 1 risk-based capital[2]	-	12.52%	12.65%	12.06%	11.90%	11.76%	11.98%
Tier 1 risk-based capital	11.09%	12.52	12.65	12.06	11.90	11.76	11.98
Total risk-based capital	12.12	13.60	13.66	13.04	12.88	12.72	12.91
Tier 1 leverage	6.64	7.09	7.67	7.56	7.69	7.72	7.82
Tangible common equity to tangible assets[3]	6.38	6.95	7.77	7.47	7.41	7.39	7.44
Tangible common equity to risk-weighted assets[3]	11.19	12.59	12.75	11.98	11.68	11.52	11.70

1) All ratios, except TCE/TA and TCE/RWA, are as reported in our most recent bank holding company consolidated reports on Form FR Y-9C. TCE/TA and TCE/RWA ratios are as reported in our most recent quarterly earnings releases.
2) Basel III adopted in January 2015
3) These are non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information.

svb
Q3 2018 Corporate Overview and Financial Results
42

Q3 2018 Reconciliations Non-GAAP Corporate and Financial Results Overview 43 SVB20144:3

Non-GAAP reconciliation

Core fee income[1]

Non-GAAP core fee income (dollars in thousands)	Quarter ended Dec 31, 2015	Mar 31, 2016	Jun 30, 2016	Sep 30, 2016	Dec 31, 2016	Mar 31, 2017
GAAP noninterest income	$114,506	$86,134	$112,776	$144,140	$113,502	$117,659
Less: gains on investment securities, net	12,439	(4,684)	23,270	23,178	9,976	15,970
Less: net gains on equity warrant assets	16,384	6,606	5,089	21,558	4,639	6,690
Less: other noninterest income	12,978	7,670	9,963	18,878	14,239	12,421
Non-GAAP core fee income	$72,705	$76,542	$74,454	$80,526	$84,648	$82,578

Non-GAAP core fee income (dollars in thousands)	Quarter ended Jun 30, 2017	Sep 30, 2017	Dec 31, 2017	Mar 31, 2018	Jun 30, 2018	Sep 30, 2018
GAAP noninterest income	$128,528	$158,778	$152,266	$155,518	$192,689	$210,070
Less: gains on investment securities, net	17,630	15,238	15,765	9,058	36,114	32,193
Less: net gains on equity warrant assets	10,820	24,922	12,123	19,191	19,061	34,141
Less: other noninterest income	12,811	15,896	17,982	12,259	14,390	12,022
Non-GAAP core fee income	$87,267	$102,722	$106,396	$115,010	$123,124	$131,714

Non-GAAP core fee income (dollars in thousands)	Year ended December 31, 2014	2015[2]	2016	2017	YTD Sep 30, 2018
GAAP noninterest income	$572,239	$472,794	$456,552	$557,231	$558,277
Less: gains on investment securities, net	267,023	89,445	51,740	64,603	77,365
Less: net gains on equity warrant assets	71,012	70,963	37,892	54,555	72,393
Less: other noninterest income (loss)	24,573	47,004	50,750	59,110	38,671
Non-GAAP core fee income	$209,631	$265,382	$316,170	$378,963	$369,848

1) This is a non-GAAP measure. See "Use of Non-GAAP Financial Measures" at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure.
2) Amounts prior to December 31, 2015 have not been revised to reflect the retrospective application of new accounting guidance adopted in the second quarter of 2015 related to deconsolidation of our investments in VC- and PE-related funds (ASU 2015-02).

svb Q3 2018 Corporate Overview and Financial Results 44

Non-GAAP reconciliation*

Non-marketable and other equity securities

Non-GAAP non-marketable and other equity securities, net of non-controlling interests (dollars in thousands)	Sep 30, 2018
GAAP non-marketable and other equity securities	$896,249
Less: amounts attributable to non-controlling interests	130,995
Non-GAAP non-marketable and other equity securities, net of non-controlling interests	$765,254

Composition of non-GAAP non-marketable and other equity securities, net of non-controlling interests (dollars in thousands)	Sep 30, 2018
Non-marketable and other equity securities (fair value accounting):	
Consolidated venture capital and private equity fund investments	$32,609
Unconsolidated venture capital and private equity fund investments	208,953
Investments without a readily determinable fair value	25,253
Other equity securities in public companies	29,825
Non-marketable securities (equity method accounting):	
Venture capital and private equity fund investments	76,035
Debt funds	5,241
China Joint Venture Investment	75,314
Other investments	50,318
Investments in qualified affordable housing projects, net	261,706
Total non-marketable and other equity securities	$765,254

* See "Use of Non-GAAP Financial Measures" at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure.

svb Q3 2018 Corporate Overview and Financial Results 45

Non-GAAP reconciliation[1]

Net gains (losses) on investment securities

Non-GAAP net gains (losses) on investment securities (dollars in thousands)	Quarter ended Sep 30, 2017	Dec 31, 2017	Mar 31, 2018	Jun 30, 2018	Sep 30, 2018
GAAP net gains on investment securities	$15,238	$15,765	$9,058	$36,114	$32,193
Less: income attributable to noncontrolling interests, including carried interest	5,496	7,764	12,905	9,672	6,641
Non-GAAP net gains on investment securities, net of noncontrolling interests	$9,742	$8,001	$(3,847)	$26,442	$25,552

Non-GAAP net gains (losses) on investment securities (dollars in thousands)	Year ended December 31, 2014	2015[2]	2016	2017	YTD Sep 30, 2018
GAAP net gains on investment securities	$267,023	$89,445	$51,740	$64,603	$77,365
Less: income attributable to noncontrolling interests, including carried interest	236,294	32,115	8,312	29,187	29,218
Non-GAAP net gains on investment securities, net of noncontrolling interests	30,729	57,330	43,428	35,416	$48,147

1) This is a non-GAAP measure. See "Use of Non-GAAP Financial Measures" at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure.
2) Amounts prior to December 31, 2015 have not been revised to reflect the retrospective application of new accounting guidance adopted in the second quarter of 2015 related to deconsolidation of our investments in VC- and PE-related funds (ASU 2015-02).

svb Q3 2018 Corporate Overview and Financial Results 46

Non-GAAP reconciliation*

Capital ratios

Consolidated (SVBFG) TCE/TA and TCE/RWA

Non-GAAP tangible common equity and tangible assets (dollars in thousands, except ratios)	Year ended December 31,				Mar 31,	Jun 30,	Sep 30,
	2014	2015	2016	2017	2018	2018	2018
GAAP SVBFG stockholders' equity	$2,813,072	$3,198,134	$3,642,554	$4,179,795	$4,415,446	$4,657,653	$4,924,369
Less: Intangible assets	—	—	—	—	—	—	—
Tangible common equity (TCE)	$2,813,072	$3,198,134	$3,642,554	$4,179,795	$4,415,446	$4,657,653	$4,924,369
GAAP Total assets	$39,337,869	$44,686,703	$44,683,660	$51,214,467	$53,500,787	$55,867,745	$58,139,734
Less: Intangible assets	—	—	—	—	—	—	—
Tangible assets (TA)	$39,337,869	$44,686,703	$44,683,660	$51,214,467	$53,500,787	$55,867,745	$58,139,734
Risk-weighted assets (RWA)	$21,755,091	$25,919,594	$28,248,750	$32,736,959	$34,903,720	$36,727,118	$37,889,139
Tangible common equity to tangible assets	7.15%	7.16%	8.15%	8.16%	8.25%	8.34%	8.47%
Tangible common equity to risk-weighted assets	12.93%	12.34%	12.89%	12.77%	12.65%	12.68%	13.00%

Bank only TCE/TA and TCE/RWA

Non-GAAP tangible common equity and tangible assets (dollars in thousands, except ratios)	Year ended December 31,				Mar 31,	Jun 30,	Sep 30,
	2014	2015	2016	2017	2018	2018	2018
Tangible common equity (TCE)	$2,399,411	$3,059,045	$3,423,427	$3,762,542	$3,900,094	$4,068,918	$4,260,685
Tangible assets (TA)	$37,607,973	$44,045,967	$44,059,340	$50,383,774	$52,622,450	$55,035,371	$57,245,029
Risk-weighted assets (RWA)	$21,450,480	$24,301,043	$26,856,850	$31,403,489	$33,396,675	$35,326,564	$36,424,091
Tangible common equity to tangible assets	6.38%	6.95%	7.77%	7.47%	7.41%	7.39%	7.44%
Tangible common equity to risk-weighted assets	11.19%	12.59%	12.75%	11.98%	11.68%	11.52%	11.70%

* See "Use of Non-GAAP Financial Measures" at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure.

svb Q3 2018 Corporate Overview and Financial Results 47

Non-GAAP reconciliation

Non-interest income[1]

Non-GAAP non-interest income, net of non-controlling interests (dollars in thousands)	Quarter ended				
	Sep 30, 2017	Dec 31, 2017	Mar 31, 2018	Jun 30, 2018	Sep 30, 2018
GAAP non-interest income	$158,778	$152,266	$155,518	$192,689	$210,070
Less: income attributable to non-controlling interests, including carried interests	5,614	7,743	13,024	9,445	6,692
Non-GAAP non-interest income, net of non-controlling interests	153,164	144,523	142,494	183,244	203,378

Non-GAAP Non-interest income, net of non-controlling interests (dollars in thousands)	Year ended				YTD
	2014	2015[2]	2016	2017	Sep 30, 2018
GAAP noninterest income	$572,239	$472,794	$456,552	$557,231	$558,277
Less: income attributable to noncontrolling interests, including carried interest	233,624	31,736	8,039	29,452	29,161
Non-GAAP noninterest income, net of noncontrolling interests	$338,615	$441,058	$448,513	$527,779	$529,116
Less: net (losses) on the SVBIF sale transaction	(13,934)	—	—	—	—
Non-GAAP noninterest income, net of noncontrolling interests and excluding one time adjustments	$352,549	$441,058	$448,513	$527,779	$529,116

1) See "Use of Non-GAAP Financial Measures" at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure.
2) Amounts prior to December 31, 2015 have not been revised for the adoption of accounting guidance related to our investments in VC- and PE-related funds (ASU 2015-02 Deconsolidation).

svb Q3 2018 Corporate Overview and Financial Results

48

Non-GAAP reconciliation

Non-GAAP operating efficiency ratio, net of non-controlling interests[1]

(Dollars in thousands, except ratios)	Year ended December 31, 2014	2015	2016	2017	YTD Jun 30, 2018
GAAP noninterest expense[2]	$ 700,669	$ 779,962	$ 859,797	$ 1,010,655	$ 880,601
Less: amounts attributable to noncontrolling interests	18,867	828	524	813	349
Non-GAAP noninterest expense, net of noncontrolling interests	$ 681,802	$ 779,134	$ 859,273	$ 1,009,842	$ 880,252
GAAP net interest income	$ 856,595	$ 1,006,425	$ 1,150,523	$ 1,420,369	$ 1,379,528
Adjustments for taxable equivalent basis	1,689	1,564	1,203	3,076	6,249
Non-GAAP taxable equivalent net interest income	$ 858,284	$ 1,007,989	$ 1,151,726	$ 1,423,445	$ 1,385,777
Less: income attributable to noncontrolling interests	33	8	66	33	29
Non-GAAP taxable equivalent net interest income, net of noncontrolling interests	$ 858,251	$ 1,007,981	$ 1,151,660	$ 1,423,412	$ 1,385,748
GAAP noninterest income	$ 572,239	$ 472,794	$ 456,552	$ 557,231	$ 558,277
Non-GAAP noninterest income, net of noncontrolling interests and excluding one time adjustments	$ 352,549	$ 441,058	$ 448,513	$ 527,779	$ 529,116
GAAP total revenue	$ 1,428,834	$ 1,479,219	$ 1,607,075	$ 1,977,600	$ 1,937,805
Non-GAAP taxable equivalent revenue, net of noncontrolling interests	$ 1,210,800	$ 1,449,039	$ 1,600,173	$ 1,951,191	$ 1,914,864
GAAP operating efficiency ratio	49.04%	52.73%	53.50%	51.11%	45.44%
Non-GAAP operating efficiency ratio	56.31%	53.77%	53.70%	51.76%	45.97%

1) See "Use of Non-GAAP Financial Measures" at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure.
2) Our consolidated GAAP noninterest expenses were modified from prior periods' presentation to conform to the current period's presentation, which reflects our provision for loan losses and provision for unfunded credit commitments together as our "provision for credit losses". In prior periods, our provision for unfunded credit commitments were reported separately as a component of noninterest expense.

svb Q3 2018 Corporate Overview and Financial Results
49

Q3 2018 Find Find Find moleary@svb.com T 408 654 6364 M 650 255 9934 9934 255 650 M 6364 654 408 T 3005 Tasman 95054 CA 3005 Clara, Drive Santa Head of Investor Relations Investor of Head MeghanO’Leary SVB SVB Corporate andFinancial Results Overview on LinkedIn, Facebook and Twitter and Facebook LinkedIn, on onLinkedIn, Facebook and Twitter 50 SVB 2014 4:3